MERRILL LYNCH
AMERICAS INCOME
FUND, INC.








FUND LOGO








Semi-Annual Report

June 30, 1997






The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.















Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

DEAR SHAREHOLDER


With the unmanaged J.P. Morgan Emerging Markets Sovereign Index at an all-time high, we believe that the emerging bond markets are fully valued. While there was substantial progress on the reform front, the major Latin American countries had to increase their borrowings during the past two years to help them deal with the economic slowdown which resulted from the Mexican peso crisis. While economic growth was re-established in the region, debt service and other credit ratios are less favorable today than during the previous Index high established in January 1994. While we believe that continued economic growth coupled with reforms may improve debt service and other credit ratios in the medium term, current price levels more than adequately reflect our optimism. Emerging market assets of similar duration are trading at spread parity with the US high-yield market. We believe that this is an indication of a bull market excess and as such we do not find value in these assets at this time.

Our concern in the near term is the liquidity-driven exuberance of global markets and the complacency of investors toward a US economy which is growing above historical trends in a tight labor market. We are also in the midst of a currency crisis which resulted in devaluations in Thailand, the Philippines and the Czech Republic. We believe that these external risks will dominate investor sentiment in the emerging markets.

Very low interest rates in Japan led to a liquidity boom as money flowed from Japan to global markets and resulted in the inflation of financial assets. This inflation is evidenced by record highs in most global equity markets and historically tight spreads in credit markets. This scenario prompted Federal Reserve Board (FRB) Chairman Alan Greenspan to make his "irrational exuberance" speech in December 1996. Investors reacted negatively to his speech initially but soon shrugged off his warning and markets proceeded to rally. This complacency has been a characteristic of our markets for the past six months.

The euphoria and complacency of 1997 is very similar to our experience in 1994, when there was abundant liquidity financed by very low interest rates in the United States. At that time, investors were sanguine about the US interest rate outlook until after a second FRB tightening. The major sell off took place when it became evident that the economy was not responding to the higher interest rates and that the FRB would have to continue in a tightening mode. In our view, this scenario could repeat itself in 1997.

Portfolio Matters
Based on our defensive view on the US bond market and the lack of value in emerging market securities, we raised cash levels substantially during the six months ended June 30, 1997, with a view to shift out of long-term exposure into a mixture of short-term exposure in emerging markets where we see relative value and short-term US Treasury issues for safety. Our effort in adding short-term emerging market exposure was slow and deliberate for two reasons. First, short-term credit product is in short supply as is usually the case at the top of bull markets. Second, we redoubled our credit effort to ensure the credit quality of these short-term assets.

Despite our near-term concerns, our longer-term view on emerging markets remains very constructive. Fundamentals will continue to improve as fiscal and structural reforms continue to be implemented. Although periods of volatility are inevitable in emerging markets, over the long term we believe they will provide attractive return potential relative to more established markets. Therefore, we will wait for the appropriate time to extend the portfolio's duration.

While our cautious approach during the June period had a negative impact on the performance of the Fund for the quarter, we believe that our investment strategy should enhance performance over the long term.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Paolo Valle)
Paolo Valle
Vice President and
Senior Portfolio Manager


August 6, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $ 9.08        $ 8.51          --             $0.168            - 4.45%
1995                                8.51          9.70          --              0.944            +27.27
1996                                9.70         11.36          --              1.450            +33.64
1/1/97--6/30/97                    11.36         10.90          --              0.326            - 1.00
                                                                               ------
                                                                         Total $2.888

                                                          Cumulative total return as of 6/30/97: +60.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charges; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.281            +11.30%
1994                               10.84          8.48          --              0.754            -15.08
1995                                8.48          9.65          --              0.875            +26.10
1996                                9.65         11.31          --              1.365            +32.75
1/1/97--6/30/97                    11.31         10.85          --              0.285            - 1.39
                                                                               ------
                                                                         Total $3.560

                                                          Cumulative total return as of 6/30/97: +56.00%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                 $9.08        $ 8.47          --             $0.152            - 5.06%
1995                                8.47          9.65          --              0.870            +26.18
1996                                9.65         11.31          --              1.358            +32.66
1/1/97--6/30/97                    11.31         10.85          --              0.282            - 1.43
                                                                               ------
                                                                         Total $2.662

                                                          Cumulative total return as of 6/30/97: +56.66%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.300            +11.49%
1994                               10.84          8.48          --              0.802            -14.65
1995                                8.48          9.65          --              0.919            +26.75
1996                                9.65         11.31          --              1.420            +33.44
1/1/97--6/30/97                    11.31         10.84          --              0.312            - 1.23
                                                                               ------
                                                                         Total $3.753

                                                          Cumulative total return as of 6/30/97: +58.96%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +19.74%        +14.95%
Inception (10/21/94) through 6/30/97      +19.33         +17.54

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +18.77%        +14.77%
Inception (8/27/93) through 6/30/97       +12.27         +12.09

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +18.81%        +17.81%
Inception (10/21/94) through 6/30/97      +18.16         +18.16

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +19.39%        +14.62%
Inception (8/27/93) through 6/30/97       +12.83         +11.63

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Recent
Performance
Results
                                                                                                     12 Month    3 Month
                                                                    6/30/97     3/31/97   6/30/96    % Change    % Change
ML Americas Income Fund Class A Shares*                              $10.90      $10.66    $10.23     + 6.55%     +2.25%
ML Americas Income Fund Class B Shares*                               10.85       10.62     10.19     + 6.48      +2.17
ML Americas Income Fund Class C Shares*                               10.85       10.62     10.18     + 6.58      +2.17
ML Americas Income Fund Class D Shares*                               10.84       10.61     10.18     + 6.48      +2.17
ML Americas Income Fund Class A Shares--Total Return*                                                 +19.74(1)   +3.66(2)
ML Americas Income Fund Class B Shares--Total Return*                                                 +18.77(3)   +3.38(4)
ML Americas Income Fund Class C Shares--Total Return*                                                 +18.81(5)   +3.36(6)
ML Americas Income Fund Class D Shares--Total Return*                                                 +19.39(7)   +3.51(8)
ML Americas Income Fund Class A Shares--Standardized 30-day Yield      6.22%
ML Americas Income Fund Class B Shares--Standardized 30-day Yield      5.75%
ML Americas Income Fund Class C Shares--Standardized 30-day Yield      5.69%
ML Americas Income Fund Class D Shares--Standardized 30-day Yield      6.01%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $1.324 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.155 per share ordinary income dividends.
(3)Percent change includes reinvestment of $1.236 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.134 per share ordinary income dividends.
(5)Percent change includes reinvestment of $1.228 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(7)Percent change includes reinvestment of $1.293 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.148 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                                                                  Interest   Maturity       Value    Percent of
COUNTRY              Industry         Face Amount           Bonds                   Rate       Date       (Note 1a)  Net Assets
Argentina            Banking       US$ 5,000,000  Banco de Credito Argentina        8.50 %  12/18/1998   $  5,056,250     2.6%

                     Industrials       3,000,000  Banco Hipotecario Nacional        8.00     6/04/1999      3,003,750     1.5
                                       2,250,000  Transport de Gas del Sur S.A.     7.75    12/23/1998      2,264,062     1.2
                                                                                                         ------------   ------
                                                                                                            5,267,812     2.7
                                                  Total Bonds in Argentina
                                                  (Cost--$10,277,750)                                      10,324,062     5.3

Mexico               Banking           1,000,000  Grupo Financiero Bancomer S.A.    8.00     7/07/1998      1,006,250     0.5

                     Oil               2,500,000  Petroleos Mexicanos S.A.          8.00     7/01/1998      2,525,000     1.3

                     Paper             3,000,000  Grupo Industrial Durango,
                                                  S.A. de C.V. (b)                 12.625    8/01/2003      3,378,750     1.7

                                                  Total Bonds in Mexico
                                                  (Cost--$6,910,250)                                        6,910,000     3.5

                                                  Total Investments in Bonds
                                                  (Cost--$17,188,000)                                      17,234,062     8.8

                                                       Brady Bonds*

Argentina            Sovereign         2,500,000  Republic of Argentina,
                     Government                   Global Bonds                     11.00    10/09/2006      2,784,375     1.4
                     Obligations

                                                  Total Brady Bonds in
                                                  Argentina (Cost--$2,540,625)                              2,784,375     1.4

Brazil               Sovereign        18,000,000  Republic of Brazil, DCB,
                     Government                   Floating Rate Bond                6.937    4/15/2012     14,850,000     7.6
                     Obligations         560,325  Republic of Brazil, Floating
                                                  Rate 'C' Bond                     8.00     4/15/2014        450,014     0.2

                                                  Total Brady Bonds in Brazil
                                                  (Cost--$15,383,648)                                      15,300,014     7.8

Mexico               Sovereign             1,000  United Mexican States, Value
                     Government                   Recovery Rights (a)               0.00                            0     0.0
                     Obligations

                                                  Total Brady Bonds in Mexico
                                                  (Cost--$0)                                                        0     0.0

Philippines          Sovereign         3,000,000  Republic of the Philippines
                     Government                   (Registered) (b)                  8.75    10/07/2016      3,022,500     1.6
                     Obligations

                                                  Total Brady Bonds in the
                                                  Philippines (Cost--$3,036,750)                            3,022,500     1.6

Venezuela            Sovereign        51,250,000  Republic of Venezuela, DCB,
                     Government                   Floating Rate Bond                6.75    12/18/2007     47,502,600    24.4
                     Obligations

                                                  Total Brady Bonds in
                                                  Venezuela (Cost--$46,543,750)                            47,502,600    24.4

                                                  Total Investments in Brady
                                                  Bonds (Cost--$67,504,773)                                68,609,489    35.2

                                                    Short-Term Securities

Argentina            Commercial        3,900,000  Banco de Credito Argentina        8.00     4/22/1998      3,670,618     1.9
                     Paper**

                                                  Total Short-Term Investments
                                                  in Argentina (Cost--$3,662,834)                           3,670,618     1.9

Brazil               Commercial        4,490,000  Globo Communicacoes
                     Paper**                      Participitos                      7.50     2/09/1998      4,292,368     2.2

                                                  Total Short-Term Investments
                                                  in Brazil (Cost--$4,290,981)                              4,292,368     2.2

Russia               Foreign          10,000,000  Russian Treasury Bill            14.50     7/16/1997     10,000,000     5.1
                     Government       10,000,000  Russian Treasury Bill            12.00    11/17/1997      9,568,751     4.9
                     Obligations**

                                                  Total Short-Term Investments
                                                  in Russia (Cost--$19,567,741)                            19,568,751    10.0

United States        Commercial        9,614,000  Associates First Capital Corp.    6.30     7/01/1997      9,614,000     4.9
                     Paper**

                     US Government     9,600,000  Federal Home Loan Banks           6.00     7/01/1997      9,600,000     4.9
                     Agency           50,000,000  Federal Home Loan Banks           5.45     7/25/1997     49,818,333    25.5
                     Obligations**     3,226,000  Federal Home Loan Mortgage
                                                  Corp.                             6.00     7/01/1997      3,226,000     1.7
                                                                                                         ------------   ------
                                                                                                           62,644,333    32.1

                                                  Total Short-Term Investments
                                                  in the United States
                                                  (Cost--$72,258,333)                                      72,258,333    37.0

                                                  Total Investments in Short-Term
                                                  Securities (Cost--$99,779,889)                           99,790,070    51.1

                     Total Investments (Cost--$184,472,662)                                               185,633,621    95.1

                     Short Sales (Proceeds--$13,075,000)***                                               (13,850,000)   (7.1)

                     Other Assets Less Liabilities                                                         23,423,741    12.0
                                                                                                         ------------   ------
                     Net Assets                                                                          $195,207,362   100.0%
                                                                                                         ============   ======

                  (a)The rights may be exercised until 3/31/2020.
                  (b)The security may be offered and sold to "qualified
                     institutional buyers" under Rule 144A of the Securities Act of 1933.
                    *Brady Bonds are securities which have been issued to
                     refinance commercial bank loans and other debt. The risk
                     associated with these instruments is the amount of any un-
                     collateralized principal or interest payments since there
                     is a high default rate of commercial bank loans by
                     countries issuing these securities.
                   **Commercial Paper and certain Foreign Government and US
                     Government Agency Obligations are traded on a discount
                     basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
                  ***Short sales entered into as of June 30, 1997 were as
                     follows:
                      Face                                                         Value
                     Amount                           Issue                      (Note 1h)
                     $20,000,000     Republic Argentina, par L due 3/21/2023   $(13,850,000)
                                                                               ============

                     Total (Proceeds--$13,075,000)                             $(13,850,000)
                                                                               ============

                     See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$184,472,662) (Note 1a)                         $185,633,621
                    Cash                                                                                             644
                    Deposits on short sales (Note 1h)                                                         15,434,619
                    Receivables:
                      Securities sold                                                      $  8,596,986
                      Interest                                                                1,656,733
                      Capital shares sold                                                       223,839       10,477,558
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      34,369
                    Prepaid registration fees and other assets (Note 1f)                                          59,704
                                                                                                            ------------
                    Total assets                                                                             211,640,515
                                                                                                            ------------

Liabilities:        Securities sold short, at market value (proceeds--$13,075,000)
                    (Note 1h)                                                                                 13,850,000
                    Payables:
                      Capital shares redeemed                                                 1,087,633
                      Interest on short sales (Note 1h)                                         606,357
                      Distributions to shareholders (Note 1g)                                   354,136
                      Interest expense (Note 5)                                                 149,722
                      Investment adviser (Note 2)                                                98,635
                      Distributor (Note 2)                                                       91,260        2,387,743
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       195,410
                                                                                                            ------------
                    Total liabilities                                                                         16,433,153
                                                                                                            ------------

Net Assets:         Net assets                                                                              $195,207,362
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    334,381
                    Class B Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,219,215
                    Class C Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             94,661
                    Class D Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            149,470
                    Paid-in capital in excess of par                                                         183,869,374
                    Undistributed realized capital gains on investments--net                                   9,154,302
                    Unrealized appreciation on investments--net                                                  385,959
                                                                                                            ------------
                    Net assets                                                                              $195,207,362
                                                                                                            ============

Net Asset           Class A--Based on net assets of $36,437,446 and 3,343,807
Value:                       shares outstanding                                                             $      10.90
                                                                                                            ============
                    Class B--Based on net assets of $132,289,807 and 12,192,146
                             shares outstanding                                                             $      10.85
                                                                                                            ============
                    Class C--Based on net assets of $10,270,338 and 946,615
                             shares outstanding                                                             $      10.85
                                                                                                            ============
                    Class D--Based on net assets of $16,209,771 and 1,494,703
                             shares outstanding                                                             $      10.84
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
Investment Income   Interest and discount earned                                                            $  7,926,581
(Note 1e):

Expenses:           Investment advisory fees (Note 2)                                      $    620,044
                    Account maintenance and distribution fees--Class B (Note 2)                 537,845
                    Interest on short sales (Note 1h)                                           343,198
                    Interest expense (Note 5)                                                   161,977
                    Transfer agent fees--Class B (Note 2)                                       134,377
                    Printing and shareholder reports                                             65,834
                    Registration fees (Note 1f)                                                  51,229
                    Account maintenance and distribution fees--Class C (Note 2)                  42,486
                    Accounting services (Note 2)                                                 39,118
                    Custodian fees                                                               31,507
                    Professional fees                                                            30,037
                    Transfer agent fees--Class A (Note 2)                                        24,317
                    Account maintenance fees--Class D (Note 2)                                   23,045
                    Directors' fees and expenses                                                 19,055
                    Transfer agent fees--Class D (Note 2)                                        15,017
                    Transfer agent fees--Class C (Note 2)                                        10,780
                    Amortization of organization expenses (Note 1f)                              10,512
                    Other                                                                         5,350
                                                                                           ------------
                    Total expenses                                                                             2,165,728
                                                                                                            ------------
                    Investment income--net                                                                     5,760,853
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          7,974,802
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (16,184,966)
(Loss) on                                                                                                   ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (2,449,311)
(Notes 1b, 1c,                                                                                              ============
1e & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                              June 30,        December 31,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $  5,760,853     $ 15,396,353
                    Realized gain on investments and foreign currency transactions
                    --net                                                                     7,974,802       22,082,753
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (16,184,966)      14,959,382
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (2,449,311)      52,438,488
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (883,026)      (1,756,766)
Shareholders          Class B                                                                (4,020,222)     (12,358,235)
(Note 1g):            Class C                                                                  (293,813)        (678,129)
                      Class D                                                                  (563,792)      (1,554,156)
                    In excess of investment income--net:
                      Class A                                                                        --         (236,371)
                      Class B                                                                        --       (1,662,785)
                      Class C                                                                        --          (91,241)
                      Class D                                                                        --         (209,110)
                    Realized gain on investments--net:
                      Class A                                                                        --         (801,439)
                      Class B                                                                        --       (4,369,170)
                      Class C                                                                        --         (310,794)
                      Class D                                                                        --         (512,917)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,760,853)     (24,541,113)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (14,760,936)      70,086,193
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (22,971,100)      97,983,568
                    Beginning of period                                                     218,178,462      120,194,894
                                                                                           ------------     ------------
                    End of period                                                          $195,207,362     $218,178,462
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 1997
Cash Used for       Net decrease in net assets resulting from operations                                  $   (2,449,311)
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash used for operating activities:
                      Increase in other assets                                                               (15,434,619)
                      Decrease in receivables                                                                  3,350,914
                      Increase in other liabilities                                                               57,586
                      Realized and unrealized loss on investments--net                                         8,210,164
                      Amortization of discount                                                                (1,978,161)
                                                                                                          --------------
                    Net cash used for operating activities                                                    (8,243,427)
                                                                                                          --------------

Cash Provided       Proceeds from sales of long-term securities                                              786,116,579
by Investing        Purchases of long-term securities                                                       (636,503,957)
Activities:         Purchases of short-term investments                                                   (4,026,467,963)
                    Proceeds from sales and maturities of short-term investments                           3,931,925,351
                                                                                                          --------------
                    Net cash provided by investing activities                                                 55,070,010
                                                                                                          --------------

Cash Used for       Cash receipts from issuance of common stock                                               93,982,599
Financing           Cash receipts from borrowings                                                             58,300,700
Activities:         Cash payments on borrowings                                                              (80,651,000)
                    Cash payments on shares of beneficial interest redeemed                                 (110,503,705)
                    Dividends paid to shareholders                                                            (7,954,533)
                                                                                                          --------------
                    Net cash used for financing activities                                                   (46,825,939)
                                                                                                          --------------

Cash:               Net increase in cash                                                                             644
                    Cash at beginning of period                                                                       --
                                                                                                          --------------
                    Cash at end of period                                                                 $          644
                                                                                                          ==============

Cash Flow           Cash paid for interest                                                                $      367,559
Information:                                                                                              ==============

Non-Cash            Capital shares issued on reinvestment of dividends paid to shareholders               $    1,675,025
Financing                                                                                                 ==============
Activities:

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                               Class A


                                                                               For the                          For the
                    The following per share data and ratios have been            Six                            Period
                    derived from information provided in the financial          Months        For the           Oct. 21,
                    statements.                                                 Ended        Year Ended        1994++ to
                                                                               June 30,      December 31,       Dec. 31,
                    Increase (Decrease) in Net Asset Value:                   1997+++++  1996+++++     1995       1994
Per Share           Net asset value, beginning of period                      $  11.36   $   9.70    $   8.51   $   9.08
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .32        .97         .94        .17
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        (.43)      2.14        1.19       (.57)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              (.11)      3.11        2.13       (.40)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.35)     (1.00)       (.94)      (.14)
                      In excess of investment income--net                           --       (.13)         --         --
                      Realized gain on investments--net                             --       (.32)         --       (.03)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.35)     (1.45)       (.94)      (.17)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.90   $  11.36    $   9.70   $   8.51
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (1.00%)+++ 33.64%      27.27%     (4.45%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, excluding interest expense                         1.02%*     1.05%       1.20%      1.22%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.53%*     1.32%       1.36%      1.91%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       6.23%*     8.97%      11.25%      8.63%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 36,437   $ 28,136    $  1,165   $    253
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         401.71%    420.35%     127.17%    353.33%
                                                                              ========   ========    ========   ========

Leverage:           Amount of reverse repurchase agreements outstanding,
                    end of period (in thousands)                              $      0   $ 22,350    $ 10,265   $ 17,058
                                                                              ========   ========    ========   ========
                    Average amount of reverse repurchase agreements
                    outstanding during the period (in thousands)              $  5,926   $  8,277    $  2,640   $ 17,315
                                                                              ========   ========    ========   ========
                    Average amount of reverse repurchase agreements per
                    share during the period                                   $    .32   $    .48    $    .20   $   1.19
                                                                              ========   ========    ========   ========


                                                                                           Class B

                                                                      For the                                    For the
                    The following per share data and ratios have        Six                                      Period
                    been derived from information provided in the      Months              For the               Aug. 27,
                    financial statements.                              Ended              Year Ended            1993++ to
                                                                      June 30,            December 31,           Dec. 31,
                    Increase (Decrease) in Net Asset Value:          1997+++++   1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of period              $  11.31   $   9.65  $   8.48  $  10.84   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .30        .88       .88       .75        .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 (.46)      2.15      1.17     (2.36)       .88
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.16)      3.03      2.05     (1.61)      1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.30)      (.93)     (.88)     (.64)      (.24)
                      In excess of investment income--net                   --       (.12)       --        --         --
                      Realized gain on investments--net                     --       (.32)       --      (.11)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.30)     (1.37)     (.88)     (.75)      (.28)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.85   $  11.31  $   9.65  $   8.48   $  10.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (1.39%)+++ 32.75%    26.10%   (15.08%)    11.30%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense and net
Net Assets:         of reimbursement                                     1.81%*     1.83%     1.97%     1.79%      1.03%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                 1.81%*     1.83%     1.97%     2.00%      2.45%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.31%*     2.10%     2.13%     2.70%      2.53%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.61%*     8.36%    10.40%     8.14%      6.76%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $132,290   $160,204  $103,465  $101,933   $ 98,848
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 401.71%    420.35%   127.17%   353.33%     75.18%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)         $      0   $ 22,350  $ 10,265  $ 17,058   $ 21,546
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the period
                    (in thousands)                                    $  5,926   $  8,277  $  2,640  $ 17,315   $ 18,977
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period            $    .32   $    .48  $    .20  $   1.19   $   1.81
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                               Class C

                                                                               For the                          For the
                    The following per share data and ratios have been            Six                            Period
                    derived from information provided in the financial          Months        For the           Oct. 21,
                    statements.                                                 Ended        Year Ended        1994++ to
                                                                               June 30,      December 31,       Dec. 31,
                    Increase (Decrease) in Net Asset Value:                   1997+++++  1996+++++     1995       1994
Per Share           Net asset value, beginning of period                      $  11.31   $   9.65    $   8.47   $   9.08
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .30        .87         .87        .15
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        (.46)      2.15        1.18       (.61)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              (.16)      3.02        2.05       (.46)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.30)      (.92)       (.87)      (.13)
                      In excess of investment income--net                           --       (.12)         --         --
                      Realized gain on investments--net                             --       (.32)         --       (.02)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.30)     (1.36)       (.87)      (.15)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.85   $  11.31    $   9.65   $   8.47
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (1.43%)+++ 32.66%      26.18%     (5.06%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, excluding interest expense                         1.88%*     1.90%       2.05%      2.24%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     2.38%*     2.17%       2.19%      3.05%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.53%*     8.17%      10.23%      8.87%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 10,270   $ 11,436    $  1,396   $     75
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         401.71%    420.35%     127.17%    353.33%
                                                                              ========   ========    ========   ========

Leverage:           Amount of reverse repurchase agreements outstanding,
                    end of period (in thousands)                              $      0   $ 22,350    $ 10,265   $ 17,058
                                                                              ========   ========    ========   ========
                    Average amount of reverse repurchase agreements
                    outstanding during the period (in thousands)              $  5,926   $  8,277    $  2,640   $ 17,315
                                                                              ========   ========    ========   ========
                    Average amount of reverse repurchase agreements per
                    share during the period                                   $    .32   $    .48    $    .20   $   1.19
                                                                              ========   ========    ========   ========


                                                                                           Class D

                                                                      For the                                    For the
                    The following per share data and ratios have        Six                                      Period
                    been derived from information provided in the      Months              For the               Aug. 27,
                    financial statements.                              Ended              Year Ended            1993++ to
                                                                      June 30,            December 31,           Dec. 31,
                    Increase (Decrease) in Net Asset Value:          1997+++++   1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of period              $  11.31   $   9.65  $   8.48  $  10.84   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .34        .95       .92       .80        .26
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 (.48)      2.13      1.17     (2.36)       .88
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.14)      3.08      2.09     (1.56)      1.14
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.33)      (.97)     (.92)     (.68)      (.26)
                      In excess of investment income--net                   --       (.13)       --        --         --
                      Realized gain on investments--net                     --       (.32)       --      (.12)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.33)     (1.42)     (.92)     (.80)      (.30)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.84   $  11.31  $   9.65  $   8.48   $  10.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (1.23%)+++ 33.44%    26.75%   (14.65%)    11.49%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense and net
Net Assets:         of reimbursement                                     1.28%*     1.31%     1.44%     1.28%       .50%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                 1.28%*     1.31%     1.44%     1.48%      1.93%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.79%*     1.58%     1.60%     2.17%      2.03%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.12%*     8.92%    10.85%     8.65%      7.14%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 16,210   $ 18,402  $ 14,169  $ 14,938   $ 15,076
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 401.71%    420.35%   127.17%   353.33%     75.18%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)         $      0   $ 22,350  $ 10,265  $ 17,058   $ 21,546
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the period
                    (in thousands)                                    $  5,926    $ 8,277  $  2,640  $ 17,315   $ 18,977
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period            $    .32   $    .48  $    .20  $   1.19   $   1.81
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account
                                         Maintenance   Distribution
                                             Fee            Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $   45        $   384
Class D                                $2,558        $24,261


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended June 30, 1997, MLPF&S received contingent deferred sales charges of $351,581 and $3,669 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $571,237,247 and $716,740,617, respectively.

Realized and unrealized gains (losses) as of June 30, 1997 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments            $  8,904,826    $ 1,150,778
Short-term investments                  1,621         10,181
Short sales                          (975,120)      (775,000)
Financial futures contracts            43,475             --
                                 ------------    -----------
Total                            $  7,974,802    $   385,959
                                 ============    ===========

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,160,959, of which $1,282,380 related to appreciated securities and $121,421 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $184,472,662.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(14,760,936) and $70,086,193 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         4,583,427   $ 50,241,848
Shares issued to shareholders
in reinvestment of dividends          (51,641)      (603,031)
                                 ------------   ------------
Total issued                        4,531,786     49,638,817
Shares redeemed                    (3,664,811)   (40,687,314)
                                 ------------   ------------
Net increase                          866,975   $  8,951,503
                                 ============   ============


Class A Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                         3,188,362   $ 33,640,007
Shares issued to shareholders
in reinvestment of dividends
and distributions                     223,634      2,467,894
                                 ------------   ------------
Total issued                        3,411,996     36,107,901
Shares redeemed                    (1,055,288)   (11,591,124)
                                 ------------   ------------
Net increase                        2,356,708   $ 24,516,777
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         2,573,580   $ 28,529,693
Shares issued to shareholders
in reinvestment of dividends          167,632      1,855,044
                                 ------------   ------------
Total issued                        2,741,212     30,384,737
Automatic conversion of shares        (31,510)      (349,243)
Shares redeemed                    (4,680,205)   (51,705,676)
                                 ------------   ------------
Net decrease                       (1,970,503)  $(21,670,182)
                                 ============   ============

Class B Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                         9,423,373   $ 97,739,290
Shares issued to shareholders
in reinvestment of dividends
and distributions                     874,443      9,531,248
                                 ------------   ------------
Total issued                       10,297,816    107,270,538
Automatic conversion of shares       (481,977)    (1,098,316)
Shares redeemed                    (6,374,330)   (71,172,295)
                                 ------------   ------------
Net increase                        3,441,509   $ 34,999,927
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                           333,178   $  3,697,525
Shares issued to shareholders
in reinvestment of dividends           15,305        169,283
                                 ------------   ------------
Total issued                          348,483      3,866,808
Shares redeemed                      (412,935)    (4,573,159)
                                 ------------   ------------
Net decrease                          (64,452)  $   (706,351)
                                 ============   ============


Class C Shares for the Year Ended                   Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,097,995   $ 11,420,812
Shares issued to shareholders
in reinvestment of dividends
and distributions                      67,079        736,136
                                 ------------   ------------
Total issued                        1,165,074     12,156,948
Shares redeemed                      (298,711)    (3,200,889)
                                 ------------   ------------
Net increase                          866,363   $  8,956,059
                                 ============   ============

Class D Shares for the Six Months                   Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                           957,775   $ 10,657,338
Automatic conversion of shares         31,521        349,243
Shares issued to shareholders
in reinvestment of dividends           21,624        253,729
                                 ------------   ------------
Total issued                        1,010,920     11,260,310
Shares redeemed                    (1,143,781)   (12,596,216)
                                 ------------   ------------
Net decrease                         (132,861)  $ (1,335,906)
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,242,352   $ 12,804,879
Automatic conversion of shares         95,879      1,045,958
Shares issued to shareholders
in reinvestment of dividends
and distributions                     104,699      1,098,316
                                 ------------   ------------
Total issued                        1,442,930     14,949,153
Shares redeemed                    (1,284,258)   (13,335,723)
                                 ------------   ------------
Net increase                          158,672   $  1,613,430
                                 ============   ============


5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of June 30, 1997, the Fund had no outstanding reverse repurchase agreements. For the six months ended June 30, 1997, the maximum amount entered into was $55,151,000, the average amount outstanding was approximately $5,926,000, and the daily weighted average interest rate was 5.54%.